Exhibit 99.1

Investor Presentation Third Quarter 2015

Cautionary Statement Regarding Forward Looking Statements Statements included in this report which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934. Forward looking statements generally include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions. The Company cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following possibilities: (1) the outcome of any legal proceedings instituted against the Company; (2) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document; (3) interest risk involving the effect of a change in interest rates on the bank’s earnings, the market value of the bank's loan and securities portfolios, and the market value of the Company's equity; (4) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (5) risks associated with an anticipated increase in the Company's investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities the Company desires to acquire are not available on terms acceptable to the Company; (6) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (7) transaction risk arising from problems with service or product delivery; (8) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (9) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, increased capital requirements (including, without limitation, the impact of the capital rules adopted to implement Basel III), Consumer Financial Protection Bureau rules and regulations, and potential changes in accounting principles relating to loan loss recognition; (10) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (11) reputation risk that adversely affects earnings or capital arising from negative public opinion; (12) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (13) cybersecurity risk related to our dependence on internal computer systems and the technology of outside service providers, as well as the potential impacts of third-party security breaches, subjects the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (14) economic downturn risk potentially resulting in deterioration in the credit markets, greater than expected non-interest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (15) greater than expected noninterest expenses; (16) excessive loan losses; (17) failure to realize synergies and other financial benefits from, and to limit liabilities associated with, mergers and acquisitions within the expected time frame; (18) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with merger and acquisition integrations, and including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; (19) the risks of fluctuations in market prices for Company common stock that may or may not reflect economic condition or performance of the Company; (20) the payment of dividends on Company common stock is subject to regulatory supervision as well as the discretion of the board of directors of the Company, the Company's performance and other factors; and (21) other risks and uncertainties disclosed in the Company's most recent Annual Report on Form 10-K filed with the SEC or disclosed in documents filed or furnished by the Company with or to the SEC after the filing of such Annual report on Form 10-K, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward looking statements. The Company undertakes no obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Measures Statements included in this presentation include non-GAAP measures and should be read along with the accompanying tables to the earnings release which provide a reconciliation of non-GAAP measures to GAAP measures. Management believes that these non-GAAP measures provide additional useful information. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the company's results or financial condition as reported under GAAP. Forward Looking Statements and Non GAAP Measures

South State Corporation: SSB Assets - $8.5 Billion Largest Bank Holding Company Headquartered in South Carolina Loans - $5.9 Billion Deposits - $7.1 Billion

Market Performance Since 2009 See endnotes (1) 0.00 50.00 100.00 150.00 200.00 250.00 300.00 350.00 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 SSB Total Return SSB SNL Southeast U.S. Bank KRX 213.5% 183.3% 32.8% 85.4%

How We Operate the Company

Path to $5.00 Phase II - Efficiencies Focus on Organic Loan Growth M&A Strategy Strategic Focus

Record Operating Earnings of $27.2 million $1.12 per diluted share Operating Return on Average Assets 1.29% Operating Return on Average Tangible Equity 16.92% Cash dividend of $0.26 per common share Net Income of $25.1 million, $1.04 per diluted share 3rd Quarter 2015 Highlights

3rd Quarter 2015 Highlights Net Loan Growth – 6% Annualized Strong Non-Acquired Loan Growth - $206 million, 22% annualized Outpaced Acquired run-off by $87 million Non-Interest Bearing DDA Growth Increased $82 million – 18% annualized – Primarily from Branch acquisition Continued Asset Quality improvement NPA’s/ Assets 0.71% Non-Acquired Net Charge-offs 0.09% Acquired non-credit impaired Charge-offs -0.05%

3rd Quarter 2015 Highlights Margin down 23 bp to 4.52% Non Interest Income : $ 29.8 million vs. $30.1 million linked quarter Fees on Deposit Accounts $ 19.2 Mortgage Banking $ 4.8 Wealth Management $ 5.5 Amortization of $(1.9) FDIC Indemnification Asset

Closed August 21, 2015 Deposits $438.3 Million Loans $3.1 Fixed Assets $4.1 13 Branches/30 ATM’s 73,000 customers 6 new markets – creates relationship opportunities Modeled 15% deposits runoff vs. actual 24% Modeled $31.6 M deal value vs. actual $25.0 M 2016: Continue to expect mid-single digit EPS accretion Bank of America Branch Acquisitions

Net Interest Margin See endnotes (2) In Millions

Efficiency Ratio

Operating Earnings Per Share See endnotes (4)

Capital See endnotes (5)

Common Stock Dividends See endnotes (6) $0.72 $0.98

Loan Portfolio Mix In Millions $2,617 $2,841 $3,613 $5,687 $5,723 See endnotes (7) $5,875

Total Loans by Type Linked Quarter Organic Growth Comml Nonowner Occ 62% Cons Owner Occ 36% Cons Non RE 26% Comml Owner Occ 15% C & I 13% Home Equity 11% Total Loans $5,875

Total Loans by Market Linked Quarter Organic Growth Charleston 47% Georgia 44% Upstate SC 23% Inland SC 16% Charlotte 14%

Wealth Management Solid Foundation 800+ Relationships 19,000+ Retail investment accounts 80+ Team members See endnotes (8) YTD $3,940 $3,828 $3,406 $1,620 2015 2014 2013 2012 Assets Under Management (Care) in millions $15,475 $18,344 $12,661 $6,360 3Q15 2014 2013 2012 Total Revenue in thousands

Solid Foundation Mortgage Market Share - #3 in South Carolina Retail Mortgage: 63 originators Exited Wholesale Mortgage on October 1st Portfolio Servicing: $2.5 Billion – outsourcing anticipated Q1 2016 Mortgage $1,090 $1,195 $1,310 $2,198 3Q15 2014 2013 2012 Mortgage Production in millions YTD $18,532 $16,170 $9,149 $12,545 3Q15 2014 2013 2012 Mortgage Banking Income in thousands YTD

Supplemental

Loan Portfolio Mix - 3Q 2015 $1,881 $5,875 In millions 13%

Core Deposit Mix Online Banking ~ 201,000 users Mobile Deposits (monthly) ~ 21,000 transactions Number of Accounts Interest Bearing $1,655 Non - Interest Bearing $1,927 Account Balance in Millions Interest Bearing 30% Non - Interest Bearing 70%

Investment Portfolio Mix See endnotes (9) Bank Fixed Income Portfolio (AFS & HTM) Tax Equivalent Yield 2.58% Weighted Average Life 3.29 Modified Duration 3.04 Total Carrying Value $893 Million

Revenue Diversification See endnotes (10) 3Q14 4Q14 1Q15 2Q15 3Q15 77% 76% 75% 73% 74% 23% 24% 25% 27% 26% Net Interest Income Non Interest Income

M&A History and Asset Growth 2011 $3.9 bn 2014 $7.9 bn Community Bank & Trust $1.0 Bn Jan 29, 2010 Habersham Bank $360 MM Feb 18, 2011 BankMeridian, National Association $234 MM Jul 29, 2011 First Financial Holdings, Inc. $3.2 Bn July 26, 2013 2010 2013 Peoples Bancorporation $546 MM Apr 24,2012 Savannah Bancorp, Inc $950 MM Dec 13,2012 2012 2015 $2.7 bn 2009 $3.6 bn $5.1bn $7.8 bn $8.5 bn Bank of America Branch Acquisition $438 MM August 21, 2015

Market Share See endnotes (11)

1 Wells Fargo 19.9 2 Bank of America 14.7 3 BB&T 10.3 4 First Citizens 9.0 5 South State Bank 7.3 6 TD Bank 4.9 7 Synovus 3.9 8 SunTrust 3.3 9 Regions 1.4 10 Palmetto Bancshares 1.3 Total $75.1 Billion 100% See endnotes (11) South Carolina Market Share # 1 in Tire Manufacturing Successful implementation of Inland Port 1,200+ International firms have facilities in SC

South Carolina Market Share Charleston MSA Columbia MSA Greenville MSA 1 Wells Fargo 24.8 2 Bank of America 14.4 3 South State Bank 13.4 4 First Citizens 6.8 5 Synovus 6.2 6 BB&T 5.8 7 Carolina Financial 4.6 8 Southcoast Financial 3.2 9 SunTrust 3.0 10 Bank of SC 2.9 Total $11.3 Billion 100% 1 Bank of America 29.1 2 Wells Fargo 28.5 3 BB&T 12.1 4 First Citizens 9.3 5 Synovus 5.1 6 TD Bank 3.5 7 South State Bank 2.7 8 First Community 2.5 9 First Palmetto 1.5 10 Southern First 1.0 Total $17.6 Billion 100% 1 Wells Fargo 18.1 2 Bank of America 13.7 3 BB&T 11.6 4 TD Bank 9.6 5 SunTrust 6.0 6 South State Bank 5.3 7 First Citizens 5.2 8 Palmetto Bancshares 4.4 9 Southern First 4.2 10 Travelers Rest 3.3 Total $14.8 Billion 100% See endnotes (11)

South Carolina Market Share Hilton Head MSA Orangeburg MSA Georgetown MSA 1 Wells Fargo 17.4 2 South State Bank 15.4 3 Bank of America 12.7 4 BB&T 8.4 5 CoastalSouth 8.2 Total $4.0 Billion 100% 1 South State Bank 49.2 2 First Citizens 25.1 3 FMB of SC 9.0 4 BB&T 7.0 5 First National 5.2 Total $935 million 100% 1 South State Bank 17.0 2 Wells Fargo 16.1 3 TD Bank 14.3 4 BB&T 11.5 5 Bank of America 10.0 Total $1.3 Billion 100% See endnotes (11) Florence MSA Greenwood MSA Sumter MSA 1 Wells Fargo 25.0 2 South State Bank 14.4 3 First Citizens 12.5 4 BB&T 10.4 5 First Carolina 7.6 Total $2.8 Billion 100% 1 Countybank 22.0 2 Wells Fargo 17.6 3 Park Sterling 17.3 4 First Citizens 12.7 5 South State Bank 11.6 Total $1.1 Billion 100% 1 Synovus 31.6 2 Wells Fargo 22.0 3 BB&T 16.5 4 First Citizens 16.1 5 South State Bank 8.0 Total $852 Million 100%

Georgia Market Share Savannah MSA See endnotes (11) 1 SunTrust 27.1 2 Wells Fargo 18.1 3 Bank of America 14.8 4 South State Bank 8.5 5 BB&T 6.6 6 Ameris Bank 5.8 7 FCB Financial 4.7 8 Synovus 3.7 9 Heritage Financial 2.1 10 United Community 1.7 Total $6.5 Billion 100% 1 Wells Fargo 12.9 2 Synovus 12.4 3 SunTrust 11.6 4 Bank of America 9.6 15 South State Bank 1.5 Total $6.7 Billion 100% Cornelia MSA Athens-Gainesville MSA 1 South State Bank 39.6 2 United Community 22.2 3 Regions Bank 13.4 4 Southern B & T 11.3 5 Comm & Southern 6.0 Total $799 million 100%

North Carolina Market Share Charlotte MSA Wilmington MSA 1 Wells Fargo 19.8 2 BB&T 15.1 3 Live Oak Bank 14.6 4 First Citizens 12.6 5 Bank of America 8.8 6 PNC 5.7 7 Yadkin 5.0 8 SunTrust 4.1 9 TD Bank 3.2 10 South State Bank 2.7 Total $5.1 Billion 100% See endnotes (11) 1 Bank of America 73.7 2 Wells Fargo 17.1 3 BB&T 2.7 4 Fifth Third 1.1 5 First Citizens 1.0 6 SunTrust 0.6 7 Park Sterling 0.4 8 Yadkin Bank 0.4 9 PNC 0.3 12 South State Bank 0.2 Total $216 Billion 100%

Demographic Highlights See endnotes (12) 3.69% 4.84% 4.93% 5.40% US GA NC SC State Population Growth Projected Change 2016 - 2021 3.69% 5.25% 5.70% 6.91% 6.91% 7.01% 8.47% 8.47% 9.50% US Columbia Greenville Savannah Wilmington Charlotte Hilton Head Charleston Myrtle Beach MSA Population Growth Projected Change 2016 - 2021

Select MSA Markets Market Rank Deposit Market Share (%) Projected Population Change 2016-2021 (%) Orangeburg, SC 1 49.2 (0.64) Hilton Head Island-Bluffton-Beaufort, SC 2 15.4 8.47 Florence, SC 2 14.4 2.54 Charleston-North Charleston, SC 3 13.4 8.47 Savannah, GA 4 8.5 6.91 Sumter, SC 5 8.0 2.02 Greenville-Anderson-Mauldin, SC 6 5.3 5.70 Columbia, SC 7 2.7 5.25 Myrtle Beach-Conway-North Myrtle Beach, SC-NC 10 4.3 9.50 Wilmington, NC 10 2.7 6.91 Gainesville, GA 12 2.8 6.49 Charlotte-Concord-Gastonia, NC-SC 12 0.2 7.01 Athens-Clarke County, GA 16 0.5 4.15 See endnotes (13) All South State Bank MSA’s (Weighted Average) 5.94

Economic Highlights Wilmington SOUTH CAROLINA Georgetown Myrtle Beach Charleston Savannah Hilton Head Island Atlanta Athens Gainesville Greenville Columbia Florence GEORGIA NORTH CAROLINA Population Growth Projected Change 2016-2021

Unemployment Data See endnotes (14) 5.8% 5.8% 5.7% 5.1% 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 National North Carolina South Carolina Georgia

South Carolina Real Estate Markets Number of Residential Homes, Condos & Villas Sold Median Price of Residential Homes (in Thousands) Average Days on the Market (DOM) Sep-14 YTD Sep-15 YTD % Change Sep-14 YTD Sep-15 YTD % Change Sep-14 YTD Sep-15 YTD % Change Beaufort 1,477 1,583 7.2% $144,950 $167,000 15.2% 133 115 -13.5% Charleston Trident 10,745 12,512 16.4% $216,000 $227,000 5.1% 81 62 -23.5% Coastal Carolinas 7,861 8,961 14.0% $154,500 $162,000 4.9% 161 155 -3.7% Greater Columbia 7,347 8,635 17.5% $148,000 $150,000 1.4% 99 98 -1.0% Greater Greenville 7,693 9,005 17.1% $159,000 $170,000 6.9% 82 75 -8.5% Greater Pee Dee 1,340 1,476 10.1% $115,375 $129,000 11.8% 108 137 26.9% Western Upstate 2,881 3,392 17.7% $137,500 $149,900 9.0% 109 105 -3.7% Hilton Head Area 2,676 3,100 15.8% $250,840 $275,000 9.6% 110 109 -0.9% Piedmont Regional 2,266 2,281 0.7% $150,000 $159,900 6.6% 137 125 -8.8% State Totals 48,374 55,698 15.1% $161,900 $171,600 6.0% 110 106 -7.0% See endnotes (15)

Median Household Income See endnotes (16)

Analyst Coverage FIG Partners Keefe, Bruyette & Woods Piper Jaffray Sandler O’Neill SunTrust Robinson Humphrey

Endnotes

1. Source: SNL Financial. Pricing performance shown from 12/31/09 -10/26/15. SNL Southeast U.S. Bank index includes all major exchange traded banks headquartered in AL, AR, FL, GA, MS, NC, SC, TN, VA, and WV. Total return includes distribution of dividends.
2. Income reduced by amortization of Indemnification Asset and average balance increased for the average loan Indemnification Asset balance
3. Efficiency ratio = NIE / Net Int Inc + Non Int Inc less securities gain/(loss).
   Operating efficiency ratio = same as above except exc'l one-time items from NIE.
4. Excludes one-time items
5. Source: SNL Financial and Company filings. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. SSB credit quality ratios exclude acquired loans.
6. Dividend paid for 157 consecutive quarters since 1976, Prior to 1976, dividends were paid semi-annually. 4Q 2015 dividend declared 10/22/2015, with a record date of 11/13/2015, and payable 11/20/2015.
7. Acquired loans are net of purchase accounting adjustments.
8. Relationships include our respective divisions: Trust Asset Management, Minis & Company, American Pensions
9. Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include : FHLB stock, Corporate stocks held at BHC of banks, or investment in unconsolidated subsidiaries.
10. Total Income= Net Interest Income + Noninterest Income (excluding negative accretion of indemnification asset and securities gains (losses). Fees generated from services provided by SSB.
11. Source: SNL deposit data as of June 30, 2015
12. Source: SNL Financial
13. Source: SNL Financial
14. Source: U.S. Department of Labor
15. Source: South Carolina Realtors MLS Stats
16. Source: SNL, Projected 2016

40 SOUTH STATE CORPORATION

Investor Contacts 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.southstatebank.com Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Financial Officer / Chief Operating Officer James C. Mabry IV Executive Vice President Investor Relations and Mergers & Acquisitions

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